Exhibit 99.6
                                 ------------
                Computational Materials and/or ABS Term Sheets


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report


Summary of Loans in Statistical Calculation Pool                                  Range
                                                                                  -----
(As of Calculation Date)
Total Number of Loans                                      6,345
Total Outstanding Balance                           $949,024,286
Average Loan Balance                                    $149,570               $161 to $490,000
WA Mortgage Rate                                          7.407%             3.750% to 15.000%
Net WAC                                                   6.898%             3.241% to 14.491%
ARM Characteristics
         WA Gross Margin                                  6.977%             2.250% to 11.530%
         WA Months to First Roll                              31                  1 to 57
         WA First Periodic Cap                            1.865%             0.750% to 6.000%
         WA Subsequent Periodic Cap                       1.377%             0.750% to 3.000%
         WA Lifetime Cap                                 14.183%             8.250% to 22.000%
         WA Lifetime Floor                                7.394%             2.250% to 15.000%
WA Original Term (months)                                    360                360 to 360
WA Remaining Term (months)                                   358                277 to 360
WA LTV                                                    80.67%             13.61% to 100.00%
  Percentage of Pool with CLTV > 100%                      0.00%
WA FICO                                                      591

Secured by (% of pool)       1st Liens                   100.00%
                             2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)          70.75%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:     Purpose Codes        Occ Codes          Grades        Orig PP Term
  -------------      -----------        ----------     -------------        ---------          ------        ------------
CA         17.85%  SFR      77.32%   FULL      72.25%  RCO      70.50%   OO       98.27%  A         77.18%  0        29.25%
FL          8.67%  PUD      13.73%   STATED    27.70%  PUR      24.18%   INV       1.07%  A-         6.60%  6         0.12%
TX          5.09%  CND       5.44%   SIMPLE     0.04%  RNC       5.32%   2H        0.66%  B          9.21%  12        5.55%
IL          4.55%  2 FAM     2.55%                                                        C          5.16%  13        0.03%
GA          4.24%  3 FAM     0.55%                                                        C-         1.44%  24       23.01%
                                                                                          D          0.41%  30        0.02%
                                                                                                            36       42.04%





----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-1


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report


--------------------------------------------------------------------------------------------------------
                                                 Program
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
30Y LIB6M                          $7,456,756     39    0.79     $191,199    6.606   358.67  553   79.8
2/28 LIB6M                       $171,646,272  1,195   18.09     $143,637    7.492   354.05  586   80.1
2/28 LIB6M - IO                   $49,054,964    254    5.17     $193,130    6.855   358.33  607   81.6
3/27 LIB6M                       $571,846,232  3,992   60.26     $143,248    7.527   358.40  588   80.5
3/27 LIB6M - IO                  $148,681,156    863   15.67     $172,284    7.072   358.49  604   81.9
5/25 LIB6M                           $338,906      2    0.04     $169,453    6.980   356.11  553   71.0
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Original Term
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
ARM 360                          $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                   $336,470     19    0.04      $17,709   10.248   294.57  581   73.9
$25,000.01 - $50,000.00            $3,248,021     81    0.34      $40,099   10.204   312.97  577   76.5
$50,000.01 - $75,000.00           $32,720,120    507    3.45      $64,537    8.484   351.66  591   82.1
$75,000.01 - $100,000.00          $95,094,290  1,081   10.02      $87,969    7.836   356.94  594   82.6
$100,000.01 - $150,000.00        $287,082,585  2,307   30.25     $124,440    7.575   357.90  598   82.4
$150,000.01 - $200,000.00        $169,653,527    982   17.88     $172,763    7.328   358.24  585   79.6
$200,000.01 - $250,000.00        $138,894,652    619   14.64     $224,386    7.113   358.20  585   78.9
$250,000.01 - $300,000.00        $125,953,510    459   13.27     $274,409    7.081   358.30  587   79.1
$300,000.01 - $350,000.00         $82,438,408    255    8.69     $323,288    7.043   358.41  589   80.1
$350,000.01 - $400,000.00          $9,531,131     26    1.00     $366,582    6.809   358.38  598   80.8
$400,000.01 - $450,000.00          $1,739,624      4    0.18     $434,906    6.773   358.75  581   71.4
$450,000.01 - $500,000.00          $2,331,949      5    0.25     $466,390    6.555   358.59  608   67.3
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Alabama                           $11,217,384    105    1.18     $106,832    7.777   357.85  590   85.6
Alaska                             $1,389,567      8    0.15     $173,696    7.441   359.00  571   88.5
Arizona                           $38,443,741    253    4.05     $151,952    7.290   358.42  593   81.3
Arkansas                           $3,031,783     30    0.32     $101,059    8.448   354.12  576   90.1





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-2


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report



--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
California                       $169,402,182    734   17.85     $230,793    6.798   358.38  587   75.5
Colorado                          $17,705,993    108    1.87     $163,944    7.081   358.17  606   81.1
Connecticut                       $19,655,312    115    2.07     $170,916    7.409   358.09  583   78.0
Delaware                           $2,985,912     20    0.31     $149,296    7.428   357.55  581   84.3
District of Columbia               $1,972,735     12    0.21     $164,395    7.192   358.72  591   78.3
Florida                           $82,264,841    571    8.67     $144,072    7.406   358.20  591   81.1
Georgia                           $40,280,104    311    4.24     $129,518    7.867   358.12  594   84.0
Hawaii                             $6,915,348     26    0.73     $265,975    6.979   358.51  596   78.0
Idaho                              $5,948,408     52    0.63     $114,392    7.247   355.53  607   83.1
Illinois                          $43,204,367    297    4.55     $145,469    7.669   357.35  592   81.9
Indiana                           $13,376,864    131    1.41     $102,113    7.964   354.56  598   85.2
Iowa                               $4,381,201     42    0.46     $104,314    8.237   356.93  595   86.2
Kansas                             $3,975,352     36    0.42     $110,426    7.792   357.29  591   88.0
Kentucky                           $5,426,645     51    0.57     $106,405    7.642   356.87  595   83.8
Louisiana                          $6,147,110     57    0.65     $107,844    8.010   355.50  594   86.9
Maine                              $3,704,011     22    0.39     $168,364    7.836   358.09  578   82.1
Maryland                          $31,384,947    177    3.31     $177,316    7.572   358.06  576   79.3
Massachusetts                     $18,429,504     86    1.94     $214,297    7.056   358.10  580   76.6
Michigan                          $34,770,778    284    3.66     $122,432    7.774   355.70  595   84.2
Minnesota                         $17,644,822    110    1.86     $160,407    7.776   358.44  594   83.1
Mississippi                        $5,912,435     55    0.62     $107,499    7.854   357.57  595   90.0
Missouri                          $18,602,831    158    1.96     $117,739    7.895   357.60  599   84.4
Montana                            $3,199,103     21    0.34     $152,338    7.318   358.68  601   82.3
Nebraska                           $1,639,628     16    0.17     $102,477    7.706   358.60  602   83.4
Nevada                            $29,469,430    156    3.11     $188,907    7.031   358.15  591   80.3
New Hampshire                      $5,977,894     33    0.63     $181,148    7.262   358.35  574   76.1
New Jersey                        $27,882,936    159    2.94     $175,364    7.712   358.47  581   79.0
New Mexico                         $4,202,374     36    0.44     $116,733    7.784   357.04  589   83.7
New York                          $33,987,826    152    3.58     $223,604    7.195   358.13  583   74.7
North Carolina                    $23,922,710    214    2.52     $111,788    7.846   354.40  585   83.5
North Dakota                         $858,615      7    0.09     $122,659    7.903   358.44  647   81.5
Ohio                              $19,212,612    178    2.02     $107,936    7.890   357.82  593   85.2
Oklahoma                           $5,429,480     63    0.57      $86,182    7.983   355.06  595   84.9
Oregon                            $13,417,115     97    1.41     $138,321    7.237   356.56  603   82.0
Pennsylvania                      $19,550,579    160    2.06     $122,191    7.722   357.23  586   82.9
Rhode Island                       $6,928,152     32    0.73     $216,505    6.904   357.43  586   77.7
South Carolina                     $8,118,589     74    0.86     $109,711    7.829   357.15  586   84.3
South Dakota                       $1,245,700      9    0.13     $138,411    7.287   358.46  605   79.8
Tennessee                         $13,051,743    127    1.38     $102,770    7.913   355.15  599   87.8
Texas                             $48,326,060    465    5.09     $103,927    7.669   357.28  604   83.2
Utah                               $7,679,085     62    0.81     $123,856    7.146   355.68  612   83.2
Vermont                            $1,163,526      9    0.12     $129,281    7.567   358.78  589   77.1
Virginia                          $30,606,357    182    3.23     $168,167    7.253   357.88  583   79.7
Washington                        $24,693,627    147    2.60     $167,984    7.214   358.35  600   82.0
West Virginia                      $3,110,452     26    0.33     $119,633    7.903   354.96  584   81.8




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-3


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Wisconsin                          $6,348,848     62    0.67     $102,401    8.096   352.17  595   83.0
Wyoming                              $827,670      7    0.09     $118,239    7.120   354.45  616   85.0
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                          Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<=50.00                            $8,104,074     54    0.85     $150,075    6.455   358.39  565   40.7
50.01 - 55.00                      $7,335,815     53    0.77     $138,412    6.781   357.75  586   53.2
55.01 - 60.00                     $19,079,253    104    2.01     $183,454    6.964   358.29  559   58.0
60.01 - 65.00                     $34,663,898    196    3.65     $176,857    6.964   357.99  573   63.3
65.01 - 70.00                     $59,353,541    349    6.25     $170,067    7.162   357.59  569   68.5
70.01 - 75.00                     $83,139,174    497    8.76     $167,282    7.273   357.10  573   73.9
75.01 - 80.00                    $371,281,864  2,674   39.12     $138,849    7.227   357.66  604   79.6
80.01 - 85.00                    $124,297,343    754   13.10     $164,851    7.605   357.31  578   84.2
85.01 - 90.00                    $154,224,727    963   16.25     $160,150    7.600   357.41  591   89.4
90.01 - 95.00                     $42,269,597    303    4.45     $139,504    8.208   358.34  596   94.6
95.01 - 100.00                    $45,275,003    398    4.77     $113,756    8.308   358.54  604   99.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<= 4.000                              $84,242      1    0.01      $84,242    3.750   358.00  635   72.7
4.001 - 4.500                        $379,652      2    0.04     $189,826    4.260   358.66  750   47.2
4.501 - 5.000                      $1,964,458      9    0.21     $218,273    4.955   357.96  599   75.2
5.001 - 5.500                      $6,416,718     33    0.68     $194,446    5.350   358.11  624   74.6
5.501 - 6.000                     $65,103,228    330    6.86     $197,283    5.874   358.27  606   74.9
6.001 - 6.500                    $131,780,710    725   13.89     $181,766    6.355   358.27  607   77.7
6.501 - 7.000                    $210,134,988  1,287   22.14     $163,275    6.825   358.30  599   78.8
7.001 - 7.500                    $161,366,443  1,061   17.00     $152,089    7.317   358.24  593   80.5
7.501 - 8.000                    $153,623,601  1,098   16.19     $139,912    7.810   358.29  586   82.7
8.001 - 8.500                     $79,157,496    583    8.34     $135,776    8.312   358.34  577   84.3
8.501 - 9.000                     $68,643,487    532    7.23     $129,029    8.800   357.75  567   85.3
9.001 - 9.500                     $30,906,655    267    3.26     $115,755    9.291   354.49  564   85.5
9.501 - 10.000                    $24,308,967    234    2.56     $103,884    9.772   352.81  560   85.6
10.001 - 10.500                    $8,589,020     82    0.91     $104,744   10.291   343.50  559   86.6
10.501 - 11.000                    $3,281,948     45    0.35      $72,932   10.764   328.93  571   85.5
11.001 - 11.500                    $1,954,033     26    0.21      $75,155   11.261   330.77  570   87.2
11.501 - 12.000                      $497,644     12    0.05      $41,470   11.759   314.79  563   83.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-4


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
12.001 - 12.500                      $217,509      5    0.02     $43,502    12.243   296.85  544   76.7
12.501 - 13.000                       $83,963      2    0.01     $41,981    12.660   341.38  537   73.1
13.001 - 13.500                      $246,655      6    0.03     $41,109    13.158   309.66  528   70.1
13.501 - 14.000                      $204,289      3    0.02     $68,096    13.837   309.47  537   77.1
> 14.000                              $78,578      2    0.01     $39,289    14.647   314.00  498   66.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Property Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
SFR                              $733,787,852  5,030   77.32     $145,882    7.429   357.48  590   81.0
PUD                              $130,274,439    799   13.73     $163,047    7.301   358.21  591   81.1
CND                               $51,594,332    351    5.44     $146,992    7.301   358.16  598   79.0
2 FAM                             $24,182,235    123    2.55     $196,604    7.487   357.70  589   74.4
3 FAM                              $5,217,108     22    0.55     $237,141    7.618   358.22  581   74.8
4 FAM                              $2,027,824      7    0.21     $289,689    7.242   358.46  609   70.7
CNDP                               $1,940,496     13    0.20     $149,269    7.727   355.65  598   79.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                 Purpose
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
RCO                              $669,074,919  3,857   70.50     $173,470    7.310   357.75  584   79.2
PUR                              $229,483,365  2,143   24.18     $107,085    7.711   357.48  610   84.5
RNC                               $50,466,002    345    5.32     $146,278    7.311   356.54  597   82.8
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                Occupancy
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
OO                               $932,598,453  6,240   98.27     $149,455    7.400   357.61  591   80.7
INV                               $10,140,179     69    1.07     $146,959    7.709   358.11  600   75.4
2H                                 $6,285,654     36    0.66     $174,602    8.006   358.38  598   79.9
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-5


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




--------------------------------------------------------------------------------------------------------
                             Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
181 - 300                          $9,964,744    171    1.05      $58,273   10.175   295.68  586   81.3
301 - 360                        $939,059,542  6,174   98.95     $152,099    7.378   358.28  591   80.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
FULL                             $685,676,922  4,759   72.25     $144,080    7.390   357.54  585   81.8
STATED INCOME                    $262,921,084  1,580   27.70     $166,406    7.448   357.95  605   77.7
SIMPLE                               $426,281      6    0.04      $71,047    9.796   296.39  606   77.6
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
801 - 820                            $401,542      2    0.04     $200,771    5.496   359.00  811   45.6
781 - 800                            $758,997      8    0.08      $94,875    6.559   358.38  788   80.0
761 - 780                            $421,605      2    0.04     $210,803    5.529   358.00  768   68.9
741 - 760                            $482,096      4    0.05     $120,524    7.251   358.93  750   80.0
721 - 740                          $4,544,385     35    0.48     $129,840    6.884   358.24  730   79.4
701 - 720                          $6,315,375     51    0.67     $123,831    6.984   358.25  709   79.6
681 - 700                         $15,578,121    114    1.64     $136,650    6.835   357.74  690   79.2
661 - 680                         $25,096,974    190    2.64     $132,089    6.998   358.03  669   77.9
641 - 660                         $42,751,544    302    4.50     $141,561    6.931   357.24  650   77.9
621 - 640                        $135,543,431    891   14.28     $152,125    7.120   357.69  630   84.1
601 - 620                        $167,039,999  1,071   17.60     $155,966    7.116   357.58  611   82.6
581 - 600                        $169,439,129  1,183   17.85     $143,228    7.357   357.71  590   82.4
561 - 580                        $138,200,472    940   14.56     $147,022    7.557   357.86  571   80.9
541 - 560                        $103,244,229    661   10.88     $156,194    7.781   357.48  551   79.9
521 - 540                         $84,304,738    539    8.88     $156,410    8.026   357.68  530   76.3
501 - 520                         $52,998,713    336    5.58     $157,734    7.951   357.28  512   72.9
<= 500                             $1,902,936     16    0.20     $118,934    8.930   344.17  496   79.5
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  Grade
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
A                                $732,479,218  4,953   77.18     $147,886    7.327   358.03  596   81.7




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-6


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
A-                                $62,623,982    409    6.60     $153,115    7.692    355.28 580   80.7
B                                 $87,419,512    553    9.21     $158,082    7.655    356.94 566   76.9
C                                 $48,974,491    309    5.16     $158,493    7.690    356.48 568   73.8
C-                                $13,628,279     93    1.44     $146,541    7.742    354.97 579   74.4
D                                  $3,898,804     28    0.41     $139,243    7.672    357.63 576   77.1
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407    357.62 591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF      % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN     TOTAL      BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                $277,584,835  1,906     29.25     $145,637    7.745   357.50  587   80.7
6                                  $1,146,090     12      0.12      $95,507    7.081   354.81  582   84.7
12                                $52,628,802    328      5.55     $160,454    7.454   358.23  591   80.9
13                                   $250,887      1      0.03     $250,887    6.500   357.00  606   79.9
24                               $218,327,980  1,370     23.01     $159,363    7.178   357.10  590   80.2
30                                   $152,793      1      0.02     $152,793    7.990   359.00  603   80.5
36                               $398,932,899  2,727     42.04     $146,290    7.293   357.92  593   80.9
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345    100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            WA        CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 MTR       BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                        4    $17,902,385    220    1.89      $81,374    8.780    322.36 571   80.4
13 - 18                     17    $12,378,349     82    1.30     $150,955    7.115    352.76 583   79.9
19 - 24                     22   $198,161,045  1,188   20.88     $166,802    7.211    358.17 592   80.4
25 - 31                     30    $13,506,729     95    1.42     $142,176    6.882    354.19 589   79.7
32 - 37                     35   $706,736,872  4,758   74.47     $148,537    7.443    358.51 591   80.8
>= 38                       56       $338,906      2    0.04     $169,453    6.980    356.11 553   71.0
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407    357.62 591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                        (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $466,417      2    0.05     $233,209    7.113   358.00  571   80.0
3.001 - 4.000                      $7,745,532     39    0.82     $198,603    6.524   358.43  578   75.4
4.001 - 5.000                     $23,045,081    125    2.43     $184,361    6.438   358.04  590   71.8
5.001 - 6.000                    $175,414,851  1,080   18.48     $162,421    6.838   357.31  593   76.4
6.001 - 7.000                    $319,830,089  2,032   33.70     $157,397    7.032   357.18  597   79.9




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-7


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                         (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT    # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                         BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                    $279,275,938  1,975   29.43     $141,406    7.681   357.96  591   82.8
8.001 - 9.000                    $106,561,607    781   11.23     $136,443    8.345   358.22  578   84.6
9.001 - 10.000                    $33,540,139    280    3.53     $119,786    9.314   358.28  563   86.5
10.001 - 11.000                    $2,707,478     25    0.29     $108,299    9.964   358.22  562   90.2
11.001 - 12.000                      $437,155      6    0.05      $72,859   11.594   354.92  588   95.6
-----------------------------------------------------------------------------------------------------------------------------------
6.977                            $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates                     (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT    # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                         BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                        $220,548      1    0.02     $220,548    8.800   358.00  517   80.0
9.001 - 10.000                       $160,205      2    0.02      $80,102    8.524   326.16  628   85.2
10.001 - 10.500                      $249,652      1    0.03     $249,652    4.200   359.00  816   26.9
10.501 - 11.000                      $819,735      5    0.09     $163,947    5.234   356.67  627   71.8
11.001 - 11.500                    $2,256,111     11    0.24     $205,101    5.472   357.27  626   79.8
11.501 - 12.000                   $14,109,604     74    1.49     $190,670    5.848   357.08  611   77.9
12.001 - 12.500                   $31,643,479    181    3.33     $174,826    6.218   357.21  618   78.7
12.501 - 13.000                   $99,833,347    556   10.52     $179,556    6.319   357.81  603   76.8
13.001 - 13.500                  $138,523,195    800   14.60     $173,154    6.600   358.19  600   78.0
13.501 - 14.000                  $198,950,084  1,227   20.96     $162,144    7.003   358.35  594   79.2
14.001 - 14.500                  $143,680,584    940   15.14     $152,852    7.436   358.38  591   81.0
14.501 - 15.000                  $133,428,786    982   14.06     $135,875    7.916   358.41  587   83.1
15.001 - 15.500                   $69,814,816    536    7.36     $130,252    8.412   358.16  577   84.4
15.501 - 16.000                   $58,587,014    467    6.17     $125,454    8.904   357.71  566   85.3
16.001 - 16.500                   $25,176,131    218    2.65     $115,487    9.367   353.55  568   86.0
16.501 - 17.000                   $18,749,533    186    1.98     $100,804    9.773   351.98  564   85.4
17.001 - 17.500                    $6,834,568     66    0.72     $103,554   10.337   344.56  559   86.6
17.501 - 18.000                    $3,007,800     40    0.32      $75,195   10.769   331.72  572   85.9
18.001 - 18.500                    $1,739,371     24    0.18      $72,474   11.295   335.00  570   87.2
18.501 - 19.000                      $473,464     12    0.05      $39,455   11.781   317.16  561   82.8
19.001 - 19.500                      $256,606      6    0.03      $42,768   12.624   301.36  549   78.5
> 19.500                             $509,654     10    0.05      $50,965   13.539   315.07  523   71.5
-----------------------------------------------------------------------------------------------------------------------------------
14.183                           $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT   # OF    % OF     AVERAGE      GROSS   REMG.        ORIG
DESCRIPTION                           BALANCE   LOAN   TOTAL     BALANCE       WAC    TERM   FICO  LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                                $392,437      3    0.04     $130,812     7.399   358.00 599   83.3
1.000                             $13,144,196     72    1.39     $182,558     7.194   358.48 562   80.5




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-8


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                    (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                            $695,558,624  4,687   73.29    $148,402     7.421   357.95  591   80.5
1.550                                $311,393      1    0.03    $311,393     8.200   357.00  519   75.0
2.000                              $7,101,626     41    0.75    $173,210     7.434   356.79  592   79.7
3.000                            $232,006,835  1,538   24.45    $150,850     7.376   356.62  592   81.1
3.050                                $126,768      1    0.01    $126,768     8.500   357.00  635   97.7
6.000                                $382,408      2    0.04    $191,204     8.060   358.00  555   79.0
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00    $149,570     7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                                $392,437      3    0.04     $130,812    7.399   358.00  599   83.3
1.000                            $234,447,597  1,530   24.70     $153,234    7.389   356.76  589   81.2
1.500                            $713,412,383  4,808   75.17     $148,380    7.413   357.91  591   80.5
2.000                                $496,874      2    0.05     $248,437    7.423   358.36  583   81.0
3.000                                $274,996      2    0.03     $137,498    7.618   357.00  579   76.2
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $220,548      1    0.02     $220,548    8.800   358.00  517   80.0
3.001 - 4.000                        $160,837      2    0.02      $80,419    5.322   358.00  650   76.2
4.001 - 5.000                      $2,679,592     13    0.28     $206,122    5.035   358.07  625   72.2
5.001 - 6.000                     $73,562,419    375    7.75     $196,166    5.856   358.15  607   75.0
6.001 - 7.000                    $343,322,520  2,030   36.18     $169,124    6.658   358.22  602   78.4
7.001 - 8.000                    $313,866,158  2,152   33.07     $145,849    7.562   358.25  589   81.6
8.001 - 9.000                    $145,468,428  1,098   15.33     $132,485    8.542   358.07  573   84.8
9.001 - 10.000                    $55,298,813    502    5.83     $110,157    9.505   353.77  562   85.4
> 10.000                          $14,444,972    172    1.52      $83,982   10.735   337.20  562   85.7
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/05                              $1,725,385     30    0.18      $57,513   10.126   294.19  584   81.1
08/05                              $1,418,648     26    0.15      $54,563   10.591   293.44  585   81.7
09/05                              $1,463,045     24    0.15      $60,960   10.115   296.65  585   81.5




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-9


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                              $4,358,570     47    0.46      $92,736    8.223   331.87  580   82.2
11/05                              $6,585,583     52    0.69     $126,646    7.550   344.25  552   78.6
12/05                              $2,351,154     41    0.25      $57,345   10.348   297.56  579   80.4
09/06                              $1,168,348      8    0.12     $146,043    7.830   349.46  571   77.5
10/06                              $3,321,943     21    0.35     $158,188    7.046   352.00  577   81.0
11/06                              $3,427,526     24    0.36     $142,814    7.099   353.00  590   80.8
12/06                              $4,460,533     29    0.47     $153,811    6.992   354.00  586   79.1
01/07                              $8,396,920     48    0.88     $174,936    6.950   355.00  582   79.7
02/07                              $5,668,442     37    0.60     $153,201    7.463   356.00  576   82.8
03/07                             $22,824,467    159    2.41     $143,550    7.370   357.05  596   81.1
04/07                             $70,734,846    425    7.45     $166,435    7.283   358.01  590   80.2
05/07                             $88,890,350    509    9.37     $174,637    7.127   359.00  594   80.4
06/07                              $1,646,020     10    0.17     $164,602    6.827   360.00  619   73.8
10/07                              $1,088,772      8    0.11     $136,096    6.812   352.00  599   81.2
11/07                              $2,477,405     18    0.26     $137,634    6.947   353.00  576   77.1
12/07                              $2,664,919     20    0.28     $133,246    6.804   354.00  590   81.7
01/08                              $7,403,149     50    0.78     $148,063    6.902   355.02  591   79.7
02/08                              $6,776,622     45    0.71     $150,592    7.397   356.03  594   77.6
03/08                             $27,847,292    194    2.93     $143,543    7.479   357.04  596   82.8
04/08                            $277,206,056  1,814   29.21     $152,815    7.450   358.01  590   80.5
05/08                            $390,445,797  2,668   41.14     $146,344    7.434   359.00  591   80.9
06/08                              $4,333,590     36    0.46     $120,378    7.623   360.00  612   83.8
01/10                                $151,383      1    0.02     $151,383    7.110   355.00  514   80.0
03/10                                $187,523      1    0.02     $187,523    6.875   357.00  585   63.7
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-10